                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    September 29, 2004
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-116820-01              13-3416059
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(State or Other Jurisdiction            (Commission             (IRS Employer
of Incorporation)                       File Number)         Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                                    10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On September 29, 2004, a pooling and servicing agreement dated as of
September 1, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc. as depositor (the
"Registrant"), KeyCorp Real Estate Capital Markets, Inc. as master servicer and as special servicer, LaSalle Bank National Association as trustee and ABN AMRO
Bank N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill
Lynch Mortgage Trust 2004-KEY2 (the "Merrill Lynch Mortgage Trust 2004-KEY2"),
Commercial Mortgage Pass-Through Certificates, Series 2004-KEY2 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-116820).
The Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner &
Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities Inc., KeyBanc
Capital Markets, a Division of McDonald Investments Inc. and Deutsche Bank
Securities Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of September 17, 2004 (the "Underwriting Agreement") between the Registrant and Merrill Lynch for itself and as representative of the other
Underwriters. Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from
Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of September 17, 2004 (the "MLML Mortgage Loan
Purchase Agreement"). Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "JPMorgan Chase Mortgage Loans") were acquired by the
Registrant from JPMorgan Chase Bank ("JPMorgan Chase") as seller pursuant to a mortgage loan purchase agreement dated as of September 17, 2004 (the "JPMorgan
Chase Mortgage Loan Purchase Agreement"). Certain of the mortgage loans backing the Publicly-Offered Certificates (the "KeyBank Mortgage Loans"; the MLML
Mortgage Loans, the JPMorgan Chase Mortgage Loans and the KeyBank Mortgage
Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from
KeyBank National Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of September 17, 2004 (the "KeyBank Mortgage Loan
Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement, the JPMorgan
Chase Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which agreements contain representations and warranties made by each of MLML, JPMorgan
Chase and KeyBank to the Registrant with respect to the Mortgage Loans sold thereby to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on September 24, 2004 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-116820-01, for the Merrill Lynch Mortgage Trust 2004-KEY2,
and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the

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Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the
Registrant for the Merrill Lynch Mortgage Trust 2004-KEY2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 5, 2004

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    By:    /s/ George H. Kok
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                                    Name:  George H. Kok
                                    Title: Senior Vice President

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